EXHIBIT 99.2

ICAHN ENTERPRISES L.P. AND SUBSIDIARES

ICAHN ENTERPRISES HOLDINGS L.P. AND SUBSIDIARES

Unaudited Pro Forma Condensed Financial Information

On October 1, 2018, we completed the sale of Federal-Mogul LLC (“Federal-Mogul”) to Tenneco Inc. (“Tenneco”) for $800 million in cash and an aggregate of approximately 29.5 million voting and non-voting shares of Tenneco common stock. Tenneco also assumed all of the debt of Federal-Mogul.

In addition, on October 1, 2018, we completed the Tropicana Entertainment Inc. (“Tropicana”) real estate sale and merger transactions. Our proportionate share of the cash consideration received was $1,551 million. In connection with the real estate sale agreement, we purchased Tropicana Aruba Resort & Casino (“Aruba”).

The unaudited pro forma condensed financial statements that follow are presented to reflect the pro forma effects of the closing of each of the transactions described above as if such transactions occurred on June 30, 2018 for purposes of preparing our pro forma condensed balance sheet and on January 1, 2015 for purposes of preparing our pro forma condensed statements of operations.

The unaudited pro forma condensed financial information does not purport to be indicative of the financial position and results of operations that we will obtain in the future, nor that we would have obtained if the transactions were effective as of the dates indicated above. The pro forma adjustments are based upon currently available information. The unaudited pro forma condensed financial information should be read in conjunction with our historical consolidated financial statements included in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

The unaudited pro forma condensed balance sheet as of June 30, 2018 and the unaudited pro forma condensed statement of operations for the six months ended June 30, 2018 are derived from our unaudited financial statements included in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on August 2, 2018. The unaudited pro forma condensed statements of operations for the years ended December 31, 2017, 2016 and 2015 are derived from our audited financial statements included in our Annual Report on Form 10-K filed with the SEC on March 1, 2018, as adjusted for the consistent application of accounting principles, as described below.

In connection with our adoption of Financial Accounting Standards Board Accounting Standards Update No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost, which was adopted and initially applied using the retrospective application method in the first quarter of 2018, we adjusted our historical statements of operations for the reclassification of certain expenses from selling, general and administrative and cost of goods sold to other income, net for the years ended December 31, 2017, 2016 and 2015. Such adjustments, which did not have any effect on net income, were made to conform to the presentation of our historical financial results for the six months ended June 30, 2018. Therefore, for the years ended December 31, 2017, 2016 and 2015, we decreased cost of goods sold by $14 million, $13 million and $14 million, respectively, and we decreased selling general and administrative by $25 million, $32 million and $18 million, respectively. For the years ended 2017, 2016 and 2015, we decreased other income, net by $39 million, $45 million and $32 million, respectively.

The financial results of Icahn Enterprises Holdings L.P. are substantially the same as the financial results of Icahn Enterprises L.P. Therefore, the pro forma financial information for Icahn Enterprises Holdings L.P. is not presented separately below.

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Balance Sheet

June 30, 2018

(In millions)

		Pro Forma Adjustments(1)
	Historical	Former Gaming Segment		Federal- Mogul		Pro Forma Results
ASSETS
Cash and cash equivalents	$875	$1,546	(2) (3)	$800	(2)	$3,221
Cash held at consolidated affiliated partnerships and restricted cash	350	—		—		350
Investments	8,706	—		1,294	(2)	10,000
Due from brokers	334	—		—		334
Accounts receivable, net	682	—		—		682
Inventories, net	1,951	—		—		1,951
Property, plant and equipment, net	6,253	32	(3)	—		6,285
Goodwill	336	—		—		336
Intangible assets, net	521	—		—		521
Assets held for sale	8,869	(1,098)		(7,764)		7
Other assets	1,313	—		—		1,313

Total Assets	$30,190	$480		$(5,670)		$25,000

LIABILITIES AND EQUITY
Accounts payable	$984	$—		$—		$984
Accrued expenses and other liabilities	1,009	207	(4)	106	(4)	1,322
Deferred tax liability	896	—		—		896
Unrealized loss on derivative contracts	460	—		—		460
Securities sold, not yet purchased, at fair value	368	—		—		368
Liabilities held for sale	6,145	(211)		(5,934)		—
Debt	7,880	—		—		7,880

Total liabilities	17,742	(4)		(5,828)		11,910

Equity:
Equity attributable to Icahn Enterprises	5,416	623	(2)(4)	316	(2)(4)	6,355
Equity attributable to non-controlling interests	7,032	(139)		(158)		6,735

Total equity	12,448	484		158		13,090

Total Liabilities and Equity	$30,190	$480		$(5,670)		$25,000

See notes to unaudited pro forma condensed financial information

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

Six Months Ended June 30, 2018

(In millions, except per unit amounts)

		Pro Forma Adjustments(1)
	Historical	Former Gaming Segment	Federal- Mogul		Pro Forma Results
Revenues:
Net sales	$5,356	$—	$—		$5,356
Other revenues from operations	406	—	—		406
Net gain from investment activities	842	—	(429	)(2)	413
Interest and dividend income	63	—	9	(2)	72
Gain on disposition of assets, net	—	—	—		—
Other income, net	66	—	—		66

	6,733	—	(420)		6,313

Expenses:
Cost of goods sold	4,601	—	—		4,601
Other expenses from operations	313	—	—		313
Selling, general and administrative	697	—	—		697
Restructuring	3	—	—		3
Impairment	7	—	—		7
Interest expense	277	—	—		277

	5,898	—	—		5,898

Income before income tax (expense) benefit	835	—	(420)		415
Income tax (expense) benefit	(14)	—	105	(2)	91

Net income from continuing operations	821	—	(315)		506
Less: net income from continuing operations attributable to non-controlling interests	549	—	—		549

Net income (loss) from continuing operations attributable to Icahn Enterprises	$272	$—	$(315)		$(43)

Net income (loss) from continuing operations attributable to Icahn Enterprises allocable to:
Limited partners	$267				$(42)
General partner	5				(1)

	$272				$(43)

Basic and diluted income (loss) from continuing operations per LP unit	$1.52				$(0.24)

Basic and diluted weighted average LP units outstanding	176				176

See notes to unaudited pro forma condensed financial information

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

Year Ended December 31, 2017

(In millions, except per unit amounts)

		Pro Forma Adjustments(1)
	Historical (as adjusted)	Former Gaming Segment	Federal- Mogul		Pro Forma Results
Revenues:
Net sales	$17,303	$—	$(7,720)		$9,583
Other revenues from operations	1,827	(897)	—		930
Net gain from investment activities	304	—	(115	)(2)	189
Interest and dividend income	136	—	13	(2)	149
Gain on disposition of assets, net	2,166	4	(7)		2,163
Other income (loss), net	(31)	(27)	(31)		(89)

	21,705	(920)	(7,860)		12,925

Expenses:
Cost of goods sold	14,991	—	(6,553)		8,438
Other expenses from operations	1,041	(425)	—		616
Selling, general and administrative	2,540	(369)	(862)		1,309
Restructuring	25	—	(21)		4
Impairment	112	—	(25)		87
Interest expense	843	(11)	(154)		678

	19,552	(805)	(7,615)		11,132

Income before income tax benefit	2,153	(115)	(245)		1,793
Income tax benefit	438	93	71	(2)	602

Net income from continuing operations	2,591	(22)	(174)		2,395
Less: net income from continuing operations attributable to non-controlling interests	161	(13)	(11)		137

Net income from continuing operations attributable to Icahn Enterprises	$2,430	$(9)	$(163)		$2,258

Net income from continuing operations attributable to Icahn Enterprises allocable to:
Limited partners	$2,382				$2,213
General partner	48				45

	$2,430				$2,258

Basic and diluted income from continuing operations per LP unit	$14.80				$13.75

Basic and diluted weighted average LP units outstanding	161				161

See notes to unaudited pro forma condensed financial information

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

Year Ended December 31, 2016

(In millions, except per unit amounts)

		Pro Forma Adjustments(1)
	Historical (as adjusted)	Former Gaming Segment	Federal- Mogul		Pro Forma Results
Revenues:
Net sales	$15,511	$—	$(7,341)		$8,170
Other revenues from operations	1,958	(943)	—		1,015
Net gain (loss) from investment activities	(1,373)	—	488	(2)	(885)
Interest and dividend income	131	(1)	(4)		126
Gain on disposition of assets, net	14	—	(8)		6
Other income, net	62	(3)	(31)		28

	16,303	(947)	(6,896)		8,460

Expenses:
Cost of goods sold	13,399	—	(6,215)		7,184
Other expenses from operations	1,159	(460)	—		699
Selling, general and administrative	2,310	(433)	(845)		1,032
Restructuring	32	1	(27)		6
Impairment	709	(106)	(17)		586
Interest expense	878	(13)	(150)		715

	18,487	(1,011)	(7,254)		10,222

Loss before income tax expense	(2,184)	64	358		(1,762)
Income tax expense	(36)	24	(152	)(2)	(164)

Net loss from continuing operations	(2,220)	88	206		(1,926)
Less: net loss from continuing operations attributable to non-controlling interests	(1,092)	(14)	(24)		(1,130)

Net loss from continuing operations attributable to Icahn Enterprises	$(1,128)	$102	$230		$(796)

Net loss from continuing operations attributable to Icahn Enterprises allocable to:
Limited partners	$(1,106)				$(780)
General partner	(22)				(16)

	$(1,128)				$(796)

Basic and diluted loss from continuing operations per LP unit	$(8.07)				$(5.69)

Basic and diluted weighted average LP units outstanding	137				137

See notes to unaudited pro forma condensed financial information

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Statement of Operations

Year Ended December 31, 2015

(In millions, except per unit amounts)

		Pro Forma Adjustments(1)
	Historical (as adjusted)	Former Gaming Segment	Federal- Mogul		Pro Forma Results
Revenues:
Net sales	$14,604	$—	$(7,393)		$7,211
Other revenues from operations	1,386	(811)	—		575
Net loss from investment activities	(987)	—	(315	)(2)	(1,302)
Interest and dividend income	194	(1)	(6)		187
Gain on disposition of assets, net	40	1	—		41
Other income (loss), net	3	—	(28)		(25)

	15,240	(811)	(7,742)		6,687

Expenses:
Cost of goods sold	12,727	—	(6,311)		6,416
Other expenses from operations	643	(396)	—		247
Selling, general and administrative	1,890	(338)	(837)		715
Restructuring	97	—	(89)		8
Impairment	788	—	(344)		444
Interest expense	1,154	(12)	(144)		998

	17,299	(746)	(7,725)		8,828

Loss before income tax (expense) benefit	(2,059)	(65)	(17)		(2,141)
Income tax (expense) benefit	(68)	27	143	(2)	102

Net loss from continuing operations	(2,127)	(38)	126		(2,039)
Less: net loss from continuing operations attributable to non-controlling interests	(933)	(12)	53		(892)

Net loss from continuing operations attributable to Icahn Enterprises	$(1,194)	$(26)	$73		$(1,147)

Net loss from continuing operations attributable to Icahn Enterprises allocable to:
Limited partners	$(1,170)				$(1,124)
General partner	(24)				(23)

	$(1,194)				$(1,147)

Basic and diluted loss from continuing operations per LP unit	$(9.29)				$(8.92)

Basic and diluted weighted average LP units outstanding	126				126

See notes to unaudited pro forma condensed financial information

ICAHN ENTERPRISES L.P. AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Financial Information

(1) Summary of Pro Forma Adjustments

Beginning in the second quarter of 2018, we reclassified the results of operations of Federal-Mogul to discontinued operations. In addition, we also reclassified the results of operations of Tropicana (and the previously sold Trump Taj Mahal Casino Resort, collectively, our former Gaming segment) to discontinued operations beginning in the second quarter of 2018. As a result, our historical balance sheet as of June 30, 2018 presents the assets and liabilities of Federal-Mogul and Tropicana as held for sale and our historical statement of operations from continuing operations for the six months ended June 30, 2018 already excludes both Federal-Mogul and Tropicana.

The pro forma condensed balance sheet as of June 30, 2018 reflects the:

i.	removal of the historical assets and liabilities held for sale of Federal-Mogul and Tropicana, and their respective equity attributable to Icahn Enterprises and non-controlling interests,

ii.	consideration received in connection with the dispositions of Federal-Mogul (including obtaining a non-controlling fair value investment in Tenneco) and Tropicana,

iii.	intercompany acquisition of Aruba from Tropicana, which is reflected as a reclassification from assets held for sale, and

iv.	adjustments to equity and income taxes payable relating to the tax effects of the gains on dispositions as if the transactions occurred on June 30, 2018.

The unaudited pro forma statements of operations for the years ended December 31, 2017, 2016 and 2015 reflect the reclassification of the historical results of operations of Federal-Mogul and our former Gaming segment out of continuing operations. In addition, the unaudited pro forma statements of operations for the six months ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015 reflect the effects of obtaining a non-controlling interest in Tenneco as well as the aggregate effect of pro forma adjustments on basic and diluted income per LP unit.

With the exception of pro forma adjustments described in the following notes, pro forma adjustments primarily reflect the historical results of Federal-Mogul and our former Gaming segment as described above.

(2) Consideration Received

Pro forma adjustments for cash and cash equivalents represent cash consideration received in connection with each of the transactions, less a $5 million net payment for our acquisition of Aruba, as discussed further below.

In addition, in connection with the sale of Federal-Mogul to Tenneco, we received approximately 29.5 million voting and non-voting shares of Tenneco common stock, which after issuance, represent an approximate 36.4% economic interest in Tenneco. As of June 30, 2018, the approximately 29.5 million shares of Tenneco common stock were valued at $1,294 million, which is included as a pro forma adjustment to investments as of June 30, 2018. Such investment is carried at fair value based on Tenneco’s stock price at June 30, 2018.

For the six months ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015, pro forma adjustments with respect to our non-controlling interest in Tenneco include the following (in millions):

	Six Months Ended June 30, 2018	Year Ended December 31,
		2017	2016	2015
Net (loss) gain from investment activities	$(429)	$(115)	$488	$(315)
Interest and dividend income	9	19	—	—
Total revenue	(420)	(96)	488	(315)
(Loss) income before income tax benefit (expense)	(420)	(96)	488	(315)
Income tax benefit (expense)	105	38	(195)	126
Net (loss) income from continuing operations	(315)	(58)	293	(189)
Net (loss) income attributable to Icahn Enterprises	(315)	(58)	293	(189)

The above pro forma adjustments for net gain (loss) from investment activities reflect the changes in the fair value of our pro forma investment in Tenneco during the respective periods. Pro forma adjustments for interest and dividend income reflect our proportionate share of the historical dividends paid by Tenneco during the respective periods. Pro forma adjustments for income tax expense represent the income tax effects of the above pro forma adjustments multiplied by the federal statutory corporate income tax rates plus an estimate of state tax rates in effect for each respective period.

(3) Aruba

In connection with the Tropicana real estate sales agreement, the separate disposition of Aruba by Tropicana was a condition on which the closing of the Tropicana transaction was contingent upon. As a result, we directly acquired Aruba from Tropicana for $32 million, which we reclassified from assets held for sale to property, plant and equipment, net. Upon the closing of the related Tropicana merger transaction, we received back our proportionate share of the $32 million (or $27 million), based on our ownership percentage in Tropicana at closing. The net effect of this transaction was the acquisition of the remaining equity in Aruba, which was previously attributable to non-controlling interests, for a net purchase price of $5 million.

(4) Gain on Dispositions, Net of Tax

Pro forma adjustments for equity attributable to Icahn Enterprises include the gain on sale of Federal-Mogul and Tropicana, net of tax, in the amounts of $316 million and $623 million, respectively. The gains are calculated based on the total consideration received less the equity attributable to Icahn Enterprises in the net assets being disposed of as if the transactions occurred on June 30, 2018. The tax effects on the gains on dispositions are determined using the federal statutory corporate income tax rates plus an estimate of state tax rates aggregating 25%. Pro forma adjustments for accrued expenses and other liabilities represent the taxes payable for the gains on dispositions.

Gains on dispositions are not reflected in the pro forma condensed statements of operations as they do not represent a continuing impact on our financial results.

(5) Pro Forma Income Per LP Unit

Pro forma basic and diluted income from continuing operations per LP unit reflects pro forma net income from continuing operations attributable to Icahn Enterprises allocable to limited partners divided by the respective weighted average LP units outstanding for the period. Pro forma net income from continuing operations attributable to Icahn Enterprises allocable to limited partners represents the limited partners’ aggregate 98.01% allocation of total pro forma net income from continuing operations attributable to Icahn Enterprises.